Insight that enriches. Precision that empowers. Corporate Presentation May 2024

Disclaimer Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the initiation, timing, progress and results of our current and future preclinical studies and clinical trials, including specifically our clinical trials of lunresertib, camonsertib, RP-1664, and preclinical studies of RP-3467; the expected timing of program updates and data disclosures; the timing of filing INDs and other regulatory documents; the timing and likelihood of seeking regulatory approval for our product candidates; the competitive landscape for our product candidates; our ability to identify and develop additional product candidates using our SNIPRx platform; and our estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the duration and impact of the COVID-19 pandemic on our business and market volatility, unexpected safety or efficacy data observed during preclinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, and unexpected litigation or other disputes. These and other risks are described more fully in our filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of our Annual Report on Form 10-Q filed with the SEC on May 7, 2024, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert their rights thereto.

3 3 Differentiated, proprietary clinical pipeline Lunresertib: First-in-class oral PKMYT1 inhibitor (Phase 1/2) Camonsertib: ATR inhibitor (Phase 1/2) RP-1664: First-in-class selective PLK4 inhibitor (Phase 1) Developing Next-Generation Precision Oncology Medicines Multiple clinical catalysts expected in 2024 Key readouts from ongoing trials New clinical entries (PLK4 and Pol ATPase inhibitors) Proprietary CRISPR- enabled SNIPRx platform Focused on genomic instability and DNA damage repair Clinical trials enriched for patients with tumors carrying a network of synthetic lethal alterations (STEP2) Strong balance sheet Cash and investments of ~$237M1 fund operations to mid-2026 Multiple clinical catalysts in that timeframe 1 As of March 31, 2024.

Targeting the untargetable through synthetic lethality Specifically targeting and disrupting genes essential for cancer cell survival SNIPRx identifies and targets necessary genes to induce synthetic lethality Highly targeted & tumor-type agnostic approach Exploiting cancer cell genomic instability, including DNA damage repair Platform validated with established and expanding clinical-stage pipeline Precision oncology last 20 years: Targetable gain of function (e.g., EGFR) Focused on 71% untapped target space, conventionally untargetable Gain of function (e.g., CCNE1, 17%) Loss of function (no known driver; e.g., BRCA1, 54%)

Expanding pipeline of precision oncology therapeutics

PROGRAM	TUMOR LESION	DRUG TARGET	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	RIGHTS
Lunresertib (RP-6306)	CCNE1, FBXW7 + others	PKMYT1		Camonsertib Combination			REPARE THERAPEUTICS
				Gemcitabine Combination			
				FOLFIRI Combination			
				Debio 0123 Wee1i Combination (Debiopharm)			
					2 Combination ISTs		
Camonsertib (RP-3500)	ATM + 16 STEP[2] lesions	ATR			Monotherapy NSCLC Expansion		REPARE THERAPEUTICS
					Monotherapy + PARP (Talazoparib) Combination		
					PARP (olaparib/niraparib) Combination		
				Gemcitabine Combination			
RP-1664	TRIM37-high	PLK4		Monotherapy			REPARE THERAPEUTICS
RP-3467	BRCA1/2	Polθ ATPase	▬				REPARE THERAPEUTICS
SNIPRx® Platform	Additional SL targets in advanced stages of development						REPARE THERAPEUTICS
	Discovery and validation of new SL precision oncology targets						Bristol Myers Squibb; REPARE THERAPEUTICS

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Proven experience in drug discovery and development Leadership Team Scientific Founders Steve Forte, CPA Chief Financial Officer Michael Zinda, PhD Chief Scientific Officer Maria Koehler MD, PhD Chief Medical Officer Cameron Black, PhD Head of Discovery Philip Herman Chief Commercial, Portfolio Development Officer Daniel Bélanger Head of Human Resources Lloyd M. Segal President & CEO Kim A. Seth, PhD Chief Business Officer Daniel Durocher, PhD Developed CRISPR SL platform Deep DNA repair knowledge Lunenfeld-Tanenbaum Research Institute (LTRI) & professor at University of Toronto Agnel Sfeir, PhD DDR and cancer pathway investigator Pioneer in Polθ, genome instability Professor, MSKCC Frank Sicheri, PhD Globally recognized structural biologist, expert in eukaryotic cell signaling, drug mechanism of action LTRI & professor at University of Toronto

Lunresertib (RP-6306)

Lunresertib: First-in-class, oral, small molecule, PKMYT1 inhibitor

Large, genomically defined potential addressable patient population of ~90k

- 50% RECIST response in camonsertib combination in gynecological tumors

Anti-tumor activity observed

- Across multiple tumor types and genotypes
- POC in patients established
- FDA agreed with RP2D; safe and well tolerated

Repare discovered synthetic lethality of PKMYT1 inhibition

- Initially identified CCNE1 amplification
- STEP[2] screen identified additional genes – FBXW7 and PPP2R1A
  - First and currently the only PKMYT1 inhibitor in clinical trials

Supported preclinical synergy hypothesis and patient selection approach from proprietary SNIPRx platform

POC, proof of concept; RP2D, recommended Phase 2 dose.

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Large, genomically defined potential patient population

~90K addressable patients including ~65K among top tumors with genetic alterations largely mutually exclusive

Top New Advanced Tumor Cases (US+UK/EU4)

Tumor Type	Prevalence of Genes of Interest: CCNE1	FBXW7	PPP2R1A	Multiple	Total	Eligible Patients
Uterine	3.8%	12.9%	7.6%	4.7%	28.9%	7,000
Ovarian	19.0%				20.0%	6,300
Stomach	10.2%	6.4%			17.7%	9,000
Colorectal		13.1%			14.7%	24,500
Bladder	5.8%	6.3%			12.2%	6,200
Cervical		9.1%			11.8%	1,300
Esophageal	7.1%	3.3%			11.5%	4,500
Sarcoma[1]	7.1%				7.8%	1,200
Lung Squamous[2]	4.7%				7.6%	5,300

** Based on estimated number of pts US+UK/EU4 treated in 1st line, advanced setting for diagnosed and new recurrent patients (CancerMPact®, Treatment Architecture, United States, 2021; accessed 5/19/23) and lesion prevalence (TCGA). [1] Soft Tissue Sarcoma only; [2] Squamous subtype of Non-Small Cell Lung Cancer only*

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Evolving broad trial program: sponsored and collaborative

Key inclusion criteria:

Recurrent solid tumors

CCNE1

amplification or

PPP2R1A

FBXW7

inactivating mutations

Lunresertib Combination Therapy

- **MAGNETIC: + Gemcitabine**
- **MYTHIC: + Camonsertib; + Debio 0123 (Wee1 inhibitor)**
- **MINOTAUR: + FOLFIRI**
- **Multiple Investigator Sponsored Trials (CCTG[1], Carbo/paclitaxel[2])**

Determine RP2D dose / schedule

Progress to late-stage trials

Future Opportunities

Selected tumors with amplified CCNE1	Ovarian, Lung, Esophageal / Gastric
Selected tumors with FBXW7 loss	CRC, Other GI, Pan Tumor
Tumors with high rate of sensitivity genes	Endometrial, Bladder
Basket trial	Breast, Sarcoma, Bile Duct

[1] Canadian Clinical Trial Group (CCTG) collaborations include NCT05605509 and NCT05601440.
[2] Standard of care ("SOC") for 1st line ovarian cancer is carbo/paclitaxel (6 cycles) + PARPi maintenance therapy or carbo/paclitaxel with bevacizumab + bev maintenance therapy; this IST supports future potential 1st line combination studies as triplet therapy in patients with CCNE1 amplified tumors.

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Lunresertib: MYTHIC Preliminary Phase 1 Trial Results (M1: Monotherapy) (M2: Camonsertib Combination Therapy) OR, overall response; CBR, clinical benefit rate. MONOTHERAPY Safe, well tolerated and anti-tumor activity observed (N=67) Recommended Phase 2 dose: 80 mg twice daily in intermittent schedule CAMONSERTIB COMBINATION THERAPY Safe, well tolerated and promising anti-tumor activity observed across tumors and all lunresertib-sensitizing genomic alterations (N=59) 23.6% OR; 41.8% CBR in efficacy-evaluable patients (N=55)  33.3% OR; 50.0% CBR at preliminary RP2D range, across all tumors (N=18) 38.5% OR; 57.7% CBR in patients with heavily pre-treated gynecologic cancers (N=26); 50% RECIST response at preliminary RP2D (N=10) Dose/schedule optimization complete; RP2D of lunresertib 80mg twice daily and camonsertib 80mg once daily

Key updates since ENA 2023; registrational decision on track Registrational decision on track in gyn expansions in Q4 2024 Continuing trends of patient response and benefit Grade 3 anemia reduced from 45% to 25% at RP2D with updated dosing 2 weeks on / 1 week off for patients with low Hg, otherwise weekly FDA agreed with RP2D Efficacy assessment is ongoing, continues to be promising and on track to be shared by end of Q4 2024 Data is expected to include ~20-30 patients per histology (ovarian and endometrial) at RP2D

Lun + cam responses across tumor types and genotypes

RECIST and tumor marker responses occurred early despite heavily pre-treated, relapsed/refractory patient population

Tumor type	Genotype	Response	Best % change in TL from BL	Therapy (weeks)	Lines of prior Tx/ prior platinum
Endometrial	*PPP2R1A/FBXW7*	cPR	-55.9	30.4	3/Y
	PPP2R1A/CCNE1	cPR	-53.0	18.1	2/Y
	FBXW7	cPR*	-100.0	11.1+	3/Y
	FBXW7	uPR	-39.6	16.0	3/Y
	FBXW7	uPR*	-44.7	11.4+	3/Y
Ovarian	*CCNE1*	cPR*	-70.2	21.4+	2/Y
	CCNE1†	cPR*	-30.8	12.6+	3/Y
	CCNE1	CA-125	-16.9	29.0+	9/Y
	CCNE1	CA-125	-23.1	37.0+	2/Y
	CCNE1	CA-125	13.6	12.9+	5/Y
Cervical	*PPP2R1A*	cPR*	-44.4	11.0+	1/Y
Colorectal	*FBXW7*	cPR	-43.3	27.6	3/Y
Bile duct	*CCNE1*	cPR	-35.0	28.1	2/Y
Breast	*FBXW7*‡	uPR	-43.8	18.1	2/N

** One response evaluable patient became uPR and four patients had responses confirmed after the Sept. 5, 2023 cutoff, data as of Oct. 6, 2023Relevant patient tumor co-mutations †BRCA1 rearrangement and ‡BRCA2 biallelic loss. +Treatment ongoing. BL, baseline; cPR, confirmed partial response; RECIST, Response Evaluation Criteria in Solid Tumors; TL, target lesion; Tx, treatment; uPR, unconfirmed partial response.*

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*Efficacy evaluable patients only (≥1 post-baseline tumor assessment). Other tumor types include cervical (n=1), esophageal (n=1), GI (n=1), liver (n=1), lung (n=3), melanoma (n=1), osteosarcoma (n=1), pancreatic (n=2), and upper GI (n=1). CBR: overall response or time on treatment ≥ 16 wk w/o progression; CRC, colorectal cancer; RECIST, Response Evaluation Criteria in Solid Tumors (RECIST) Gynecologic Cancer InterGroup (GCIG); MRR, molecular response rate; OR, overall response based on RECIST or GCIG CA-125 response; RP2D, recommended phase 2 dose; lun, lunresertib. Frequent and deep tumor reductions observed with lun + cam In evaluable patients*, across all tumors/doses: OR: 23.6% (n=55)    CBR: 41.8% (n=55) MRR: 50.0% (n=24) At preliminary RP2D, across all tumors: OR: 33.3% (n=18)   CBR: 50.0% (n=18) CA-125 response Treatment ongoing + Tumor type: Ovarian Endometrial CRC Bile Duct Breast Other Best change from baseline in tumor size (%) 100 −80 80 60 40 20 0 −20 −40 −60 −100

* Gynecologic cancers: ovarian, endometrial, and cervical cancers. Data represent the efficacy evaluable population (≥1 post-baseline tumor assessment). CBR, clinical benefit rate; OR, overall response based on RECIST or GCIG CA-125 response; MRR, molecular response rate; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors ; Gynecological Cancer InterGroup (GCIG); RP2D, recommended phase 2 dose. Across all doses (n=26): Overall response: 38.5%; RECIST Response: 26.9% CBR: 57.7%; MRR: 8/10 (80%) At preliminary RP2D (n=10): Overall response: 60%; RECIST Response: 50% CBR: 70% Patients had 1-9 prior therapies (median=3); treatment ongoing in 11 patients; enrollment in expansion cohorts at RP2D continues Meaningful tumor reductions, durable clinical benefit observed in heavily pre-treated patients to date PR Tumor marker response Treatment ongoing Gynecologic cancers* Efficacy evaluable patients Weeks of treatment 0 4 8 12 16 20 24 28 32 36 40 Best change from baseline in tumor size (%) CA-125 response Treatment ongoing + 60 40 20 0 −20 −40 −60 −80 −100 At preliminary RP2D Combination treatment effective in gynecologic tumors

Significant improvement in anemia observed with updated dosing Selected hematologic TRAEs, n (%) All Grades Gr3 Gr4 All Grades Gr3 Gr4 Anemia 13 (65.0) 9 (45.0)  0 29 (65.9) 11 (25.0) 0 Leukopenia 3 (15.0) 0  0 9 (20.5) 3 (6.8) 0 Neutropenia 3 (15.0) 2 (10.0)  0 7 (15.9) 5 (11.4) 0 Thrombocytopenia 0 0 0 0 0 0 RP2D (ENA Cutoff)a N=20 RP2D (Cohort Post ENA) N=44 RP2D: lunresertib 80mg BID + camonsertib 80mg QD 3d/4d Updated dosing strategy reduced Grade 3 anemia by ~half Hematologic safety profile similar to commercial SL agents No thrombocytopenia observed  a ENA data cutoff of September 2023. TRAEs, treatment-related adverse events.

TRAEs in ≥10% of patients, n (%) All Grades Gr3 Gr4 Nausea/Vomiting 34 (52.3) 0 0 Rasha 26 (40.0) 1 (1.5) 0 Fatigue 18 (27.7) 1 (1.5) 0 Stomatitis 18 (27.7) 4 (6.2) 0 Decreased appetite 13 (20.0) 0 0 Diarrhea 10 (15.4) 0 0 Headache 7 (10.8) 0 0 Constipation 5 (7.7) 0 0 a Data as of March 2024; all patients treated at exposures consistent with RP2D at any time of the trial. DOT, duration of treatment.  Lun+Cam RP2D N=65a FDA agreement on RP2D No FDA comments raised about safety profile observed in lun + cam combination  Continued favorable safety profile observed to date Patient demographics remain comparable: Entry Hg Gender and age Prior lines and therapies ECOG Histologies and DOT Differences in anemia rates likely a result of the updated dosing strategy

Lun + FOLFIRI combination promising Source: Clarivate-Decision Resources Group, No added heme tox observed to FOLFIRI alone MINOTAUR demonstrating overall favorable tolerability and early signal in CRC and other GI tumors Favorable tolerability: lunresertib given continuously daily (QD), demonstrating promising tolerability profile vs. other FOLFIRI combinations No new toxicities observed; no treatment withdrawals at RP2D Focus on potential for duration of treatment advantage in both FOLFIRI-naïve and experienced patients 20%* 5-10%** * FOLFIRI ; ** TAS-102/regorafenib Full data to be shared at ESMO GI in June 2024

First clinical trial inhibiting both PKMYT1 and WEE1

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Strong preclinical evidence of PKMYT1 + WEE1 inhibitor combination potential; Ph1/1b now enrolling

Debiopharm™ WE DEVELOP FOR PATIENTS



EOC884
viability %
WEE1i - adavosertib (nM)
0
33
100
100.0
98.5
78.0
81.5
65.0
81.5
50.5
18.0
33.0
12.5
46.0
15.0
11.0
15.0
7.5
0
11
33
100
300
PKMYT1i - RP-6306 (nM)
200
150
100
50
0

Combination synergistically eradicates ovarian cancer cells and organoid models at a low doses…

Benada et al., NAR Cancer, 2023.



OVCAR3, 3-on/4-off
Vehicle
RP-6306 5 mg/kg BID
Debio0123 60 mg/kg QD
RP-6306 5 mg/kg + Debio0123 60 mg/kg
Tumor Volume (mm3)
1500
1000
500
0
0
5
10
15
20
25
30
35
Time (days)

…drives tumor regressions on intermittent schedule at doses below monotherapy EC_{50} …

Gallo et al., ANE 2023, Poster #A023.



- tet
+ tet
Number of colonies
150
100
50
0
DMSO
62.5nM RP
125nM RP
300nM RP
1000nM RP
62.5nM MK
125nM MK
62.5 MK+62.5 RP
62.5 MK+125 RP
125 MK+62.5 RP
125 MK+125 RP
Treatment

… and overcomes resistance to MK-1775 (adavosertib) mediated by tet-induced Myt1 upregulation

Sokhi et al., AACR 2023, Poster #5511.

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Platinum-resistant ovarian cancer (PROC) market opportunity

Unmet need remains significant for platinum resistant patients

Platinum Sensitive

1st Line Therapy

Platinum Chemo

PFI > 6 mo.

1st Line Maintenance

PARP and/or Bevacizumab

2nd Line Therapy

Platinum Chemo

PFI ≤ 6 mo.

PFI ≤ 6 mo.

Platinum Resistant

~70% Single Agent Chemo +/- Bev

~30% Mirvetuximab (FR-alpha +)

Unmet Need

Chemo + Bevacizumab[1]	***Single Agent Chemo[1,2]***	***Mirvetuximab[2]***
28% ORR	*13 - 16% ORR*	*42% ORR*
6.8 mo. PFS	***3.4 - 4.0 mo. PFS***	***5.6 mo. PFS***
16.6 mo. OS	*12.8 - 13.3 mo. OS*	*16.5 mo. OS*

~2,900 2L+ Patients

with CCNE1[3]

1 Chemo+Bevacizumab vs Chemo (AURELIA); Source: Bevacizumab FDA Label
2 Mirvetuximab vs Chemo (MIRASOL); Source: Mirvetuximab FDA Label, ASCO 2023. Mirvetuximab is approved for ~1/3 of PROC patients who are folate receptor positive
3 Eligible Patients in US and EU4/UK Based On Company Estimates from TCGA and GENIE, 2L+ (2L - 5L)
PFI, progression-free interval.

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Endometrial cancer market opportunity

Evolving 1L SOC towards Chemo + ICI creating large unmet need in future 2L+ setting

1st Line Therapy

Chemo +/- Immune Checkpoint Inhibitor ("ICI")

No Prior ICI

Prior ICI

2nd Line+ Therapy

ICI or Single Agent Chemo

No SOC (various chemotherapies)

Unmet Need

Single Agent Chemo[1,2]

15 - 16% ORR

3.8 - 4.0 mo. PFS

12.0 - 12.3 mo. OS

~3,600 2L+ Patients

with CCNE1, FBXW7, or PPP2R1A[3]

1 Lenvatinib/Pembrolizumab vs Single Agent Chemo (KEYNOTE-775); Source: Lenvatinib FDA Label
2 Ixabepilone vs Paclitaxel or Doxorubicin; McMeekin S. Gynecologic Oncology 2015 https://doi.org/10.1016/j.ygyno.2015.04.026
3 Eligible Patients in US and EU4/UK Based On Company Estimates from TCGA and GENIE, 2L+ (2L - 5L)

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Metastatic CRC is a large market opportunity for MINOTAUR 1 FOLFIRI+Aflibercept vs FOLFIRI (VELOUR); Source: Aflibercept FDA Label 2 FOLFIRI+Ramucirumab vs FOLFIRI (RAISE); Source: Ramucirumab FDA Label, Lancet 2015 3 Napabucasin+FOLFIRI vs FOLFIRI+Bevacizumab (CanStem303C); Source: Shah M. Clinical Colorectal Cancer 2022 4 Panitumumab+FOLFIRI vs FOLFIRI+Bevacizumab (SPIRITT); Source: Hecht JR. Clinical Colorectal Cancer 2015 5 Eligible Patients in US and EU4/UK Based On Company Estimates from TCGA and GENIE, 2L+ (2L - 5L) 1st Line Therapy 2nd Line+ Therapy FOLFIRI+ VEGF1,2,4 13 - 20% ORR 5.7 - 9.2 mo. PFS 13.3 - 21.4 mo. OS Irinotecan-based Chemotherapy +/- VEGF KRAS Inhibitors (KRAS G12C) Encorafenib + Cetuximab (BRAF V600) ~11,300 2L+ Patients with FBXW75 (~13% of CRC) G7 Colorectal Cancer market: >$8B today (>$10B by 2032) Oxaliplatin-based Chemotherapy +/- VEGF Unmet Need FOLFIRI1,2,3 11 - 15% ORR 4.5 - 5.6 mo. PFS 11.7 - 13.8 mo. OS Unmet need in 2L+ oxaliplatin-treated mCRC patients

Camonsertib (RP-3500)

Camonsertib: Potential best-in-class ATR inhibitor Durable antitumor activity in combination with PARPi; meaningful clinical benefit observed in ovarian cancer Global development and commercialization rights wholly-owned by Repare - Rapid monotherapy signal confirmation in NSCLC Proof of concept established in Phase 1/2 monotherapy trial Demonstrated synthetic lethal interaction of ATR and a network of genes identified by SNIPRx and STEP2 process 24 NSCLC, non-small cell lung cancer.

Potential across significant additional patient populations Top 10 Tumor Types* with Highest Prevalence of ATM Deficiency Top 10 Tumor Types* with Highest Prevalence of ATM Deficiency or STEP2 Genomic Alterations * TCGA; Not weighted for tumor prevalence

Updated camonsertib monotherapy data in ATMm tumors Updated data continues to support ATR-ATM synthetic lethality thesis across various tumor types and genotypes 114 total efficacy evaluable patients treated at 3 efficacious dose levels 36 patients enrolled with ATM alterations 4 with responses and treatment durations 41-112+ weeks 9/36 (25%) total with Tx duration >6 months

Camonsertib: rapid monotherapy signal confirmation in NSCLC

- **>12 months durability observed in >20% of patients with ATMm tumors treated with camonsertib monotherapy**
- **ATMm NSCLC (~4% of NSCLC) an attractive opportunity**
  - Camonsertib monotherapy signal potentially offers rapid and cost-efficient path to PoC with ~15-20 more patients within TRESR
  - 11 NSCLC patients (4 with ATMm) highlight improved mPFS in ATMm NSCLC vs non-ATMm
  - AstraZeneca HUDSON Ph2 data subset (ATR + PD-L1 post IO) further supports ATMm hypothesis in NSCLC
  - ATMm tumors do not have better outcomes in NSCLC
- **TRESR open to enrollment; data expected in 2025, with potential for expansion**
- **IO collaborations beyond monotherapy an obvious, substantial opportunity**

Promising Camonsertib mPFS in NSCLC



mPFS*
> 10 mo
3.4mo
8.4mo
4.6mo
SOC benchmark
4mo
Camonsertib
HUDSON (ceralasertib + durvalumab)
Docetaxel
ATM mPFS (months)
non-ATM mPFS (months)
unselected mPFS (mo.)

** mPFS of 4.6 months reported for both primary resistance and acquired resistance cohorts in the biomarker non-matched group, as reported in Besse, B. et alBiomarker-directed targeted therapy plus durvalumab in advanced non-small-cell lung cancer: a phase 2 umbrella trial. Nature Medicine. 13 February 2024 (HUDSON trial).*

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Camonsertib NSCLC market opportunity

Significant unmet need for non-biomarker driven NSCLC patients

Non-Biomarker Driven Patients
1st Line Therapy

Chemoimmunotherapy
Immunotherapy (PD-L1)

2nd Line+ Therapy

Single Agent Chemotherapy +/- VEGF
Immunotherapy (PD-L1)

Unmet Need

Biomarker Driven Patients
(EGFR, ALK, KRAS, ROS, etc.)
1+ Lines of Biomarker Driven Therapies

Ramucirumab + Chemo[2]
23% ORR
4.5 mo. PFS
10.5 mo. OS

Single Agent Chemo[1,2]
13 - 14% ORR
3.0 - 4.0 mo. PFS
9.1 - 9.6 mo. OS

~5,300 2L+ Patients
with ATM[3]

1 Atezolizumab vs Chemo (OAK); Source: Atezolizumab FDA Label
2 Ramucirumab+Chemo vs Chemo (REVEL); Source: Ramucirumab FDA Label
3 Eligible Patients in US and EU4/UK Based On Company Estimates from TCGA and GENIE, 2L+ (2L - 5L)

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RP-1664

Actively enrolling in solid tumors and neuroblastoma RP-1664 First-in-class, oral PLK4 inhibitor ~63K addressable patient population with limited treatment options; potential across multiple tumor types Strong, dose-dependent anti-tumor activity observed as monotherapy across preclinical models Highly potent, selective and bioavailable PLK4 inhibitor synthetically lethal with TRIM37 gain of function 30

High prevalence in patient populations with limited treatment options

~63K patients with TRIM37 amplification or overexpression, with ~53K among top tumors

Top TRIM37 Altered Tumors (New Advanced Cases, US+UK/EU4)

Tumor type	Prevalence of TRIM37 alterations	Eligible patients*
Neuroblastoma[1]	81.0%	<1,000
Breast: HER2+	29.6%	5,900
Breast: HR+/HER2-	17.9%	11,800
Breast: TNBC	12.8%	2,200
Lung Non-Squamous[2]	8.6%	19,300
Bladder	8.1%	4,100
Liver	7.4%	2,200
Lung Squamous[3]	6.7%	4,700
Soft Tissue Sarcoma	6.1%	<1,000
Esophageal	5.1%	2,000

**Based on estimated number of pts available for 1st line treatment in the advanced setting (CancerMPact®, Patient Metrics, 2022;accessed 8/18/23) and lesion prevalence (TCGA; GENIE-Neuroblastoma Only). [1] Represents only gene amplification for high risk Neuroblastoma; [2] Non-Squamous subtype of Non-Small Cell Lung Cancer only; [3] Squamous subtype of Non-Small Cell Lung Cancer only*

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Compelling synthetic lethal rationale for targeting PLK4 Biomarker-driven patient selection hypothesis for development of oral PLK4i for TRIM37-high tumors Centrosomes use centrioles and pericentriolar material (PCM) for mitotic spindle formation Polo-Like Kinase 4 (PLK4) required for centriole creation in S-phase TRIM37 (an E3 Ligase) reduces PCM stability; excess TRIM37 depletes PCM, increasing cell reliance on centrioles for spindle assembly Thus, PLK4 inhibition is harmful in cells with high TRIM37 and low PCM Validated in two 2020 Nature publications Chapman/Holland Nature volume 585, pages 447–452 (2020) Source: Holland AJ Nature 2020; Oegema K Nature 2020.

Potential first-in-class oral PLK4 inhibitor

	Key Parameter	RP-1664
In vitro	PLK4 Enzyme IC_{50}	1 nM
	PLK4 cell binding IC_{50}	3 nM
	Cell proliferation in MCF7 / T47D (TRIM37 amp) EC_{50}	51 / 17 nM
	Cell-base selectivity vs AurA, AurB	>2000-fold
	Kinome screen at 90x PLK4 IC_{50}	8/280 kinases >50% inh
ADME	Human Hepatocyte Clearance (µL/min/10^6 cells)	2.2
	Rat PK (%F, $t_{1/2}$)	28%, 4h
	Monkey PK (%F, $t_{1/2}$)	96%, 9h

- **Highly potent, selective and orally bioavailable PLK4 inhibitor**
  - **~10x more potent than competitor molecules[1] with vastly improved selectivity vs AurB**
- **Clean in PanLabs safety pharmacology screen**

[1] CFI-400945 and EXEL-7871. *Source: internal data and Exelixis corporate presentation*

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Robust monotherapy efficacy across solid tumor PDX/CDX models Breast (Triple Negative) CDX Monotherapy drives tumor stasis to regression in TRIM37-high models Breast (ER positive) PDX NSCLC PDX

Highly efficacious as monotherapy in neuroblastoma models Neuroblastoma PDX and CDX models (all TRIM37-high) conducted at Children’s Hospital of Philadelphia demonstrate deep and prolonged monotherapy regressions in 5 of 6 evaluable models COG-N-424X Felix COG-N-421 COG-N-453x NBSD Ebc1 *J Maris and Y Mosse, CHOP

RP-1664 Phase 1/2 monotherapy clinical development plan Phase 1 Trial Adult solid tumors TRIM37-high High grade pediatric neuroblastoma Phase 1b Expansion Phase 1/2 Investigation Adult and adolescent patients with solid tumors TRIM37-high & additional biomarkers Goal: Recommended Phase 2 dose & safety Study started: Feb 2024 Efficient RP-1664 Phase 1 plan enables early start for pediatric dose finding study in neuroblastoma and clear view on adult solid tumor opportunity

RP-3467

RP-3467 capable of complete regressions and synergies in PARPi resistance preclinical models RP-3467 Potential best-in-class Polθ ATPase inhibitor FPI in 2H 2024 Global market segments comprise $16 billion in PARP inhibitors, RLT, and chemotherapy Demonstrates compelling potential for combination efficacy without added toxicity Highly potent, selective Polθ ATPase inhibitor; inhibits DNA repair and is synthetic lethal with BRCA loss 38

RP-3467 clinical plan: multiple potential Phase 1/2 trials

Phase 1 Trial	Phase 1/2 Trials	Preclinical Results	Global Market Segment
Initiation expected in H2 2024 **Goal: PK, safety and RP2D**	**PARPi combination – PARP1/2 or PARP1** Deep/durable complete responses preclinically, with no additional toxicity	HCT116 BRCA2 -/-	**~$3 Billion**
	RLT combination Survival benefit preclinically in <u>unselected</u> tumor backgrounds, with no additional toxicity	Combination Survival Benefit	**~$8 Billion**
	Chemotherapy / ADC Payloads Well tolerated preclinically in combination with carboplatin and irinotecan, including topoisomerase ADC payloads	HCT116 BRCA2 -/- (Irinotecan combo)	**~$5 Billion**

HCT116 BRCA2 -/-



Tumor volume (mm³)
Time (days)
Treatment Stop
Vehicle
Olaparib 25 mg/kg
RP-3467 60 mg/kg
RP-3467 0.3 mg/kg + Olaparib
RP-3467 1 mg/kg + Olaparib
RP-3467 3 mg/kg + Olaparib
RP-3467 10 mg/kg + Olaparib

RP-3467 Dose (mg/kg)	Cures
0.3	4/10
1	7/10
3	10/10
10	10/10

Combination Survival Benefit



Survival
Percent (%)
Days to 1000mm³
Vehicle
RP-2119 90 mg/kg
RLT
RP-2119 + RLT
Median survival (days)
16.0
16.0
61.0
81.5
ns
p=0.0007
p=0.0066
p=0.0005

HCT116 BRCA2 -/- (Irinotecan combo)



Tumor Volume (mm3)
Days on treatment
vehicle
RP-3467 3 mg/kg (qd, po)
irinotecan 5 mg/kg (qw, ip)
RP-3467 + irinotecan

39

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Profound, durable synergy observed with PARP inhibition HCT116 BRCA2 -/- Body Weight Deep/durable complete regressions observed across a wide dose range and well tolerated olaparib olaparib olaparib olaparib

Polθ: uniquely promising therapeutic target Polθ is a unique multifunctional DNA polymerase with ATP-dependent DNA helicase activity Required for microhomology-mediated end joining (MMEJ), a key mechanism of double-strand DNA break repair Uniquely active to repair double-strand DNA breaks during mitosis Minimally expressed in normal tissue and knockout animals have no significant phenotype [ ] S/G2 Recent evidence that MMEJ is the predominant repair pathway in mitosis

Target profile: potent, tolerable, capable of complete regressions

	Parameter	RP-3467
Potency	Polθ ATPase Enzyme IC_{50}	<0.25 nM
	CETSA cellular target engagement IC_{50}	5 nM
	Cell proliferation DLD1 / HCT116 (BRCA2mt) EC_{50}	4 / 7 nM
Selectiv.	Off-target ATPase (HELQ, WRN, BLM) IC_{50}	> 10 µM
	Off-target Polθ polymerase domain IC_{50}	> 100 µM
ADME	Human Hepatocyte Clearance (µL/min/10^6 cells)	2.1
	Rat PK (%F, $t_{1/2}$)	123%, 6h
	Monkey PK (%F, $t_{1/2}$)	60%, 3h

Complete regressions in PDX models at low doses

HBCx-22 (BRCA2null)



Tumor volume (mm3)
1750
1500
1250
1000
750
500
250
0
0
10
20
30
40
50
60
70
Days on treatment
Vehicle
50 mg/kg Olaparib
3 mg/kg RP-3467
0.3 mg/kg RP-3467 + olaparib
3 mg/kg RP-3467 + olaparib

HBCx-10 (BRCA2null)



Tumor volume (mm3)
2000
1750
1500
1250
1000
750
500
250
0
0
10
20
30
40
50
60
Days on treatment
Vehicle
25 mg/kg olaparib
3 mg/kg RP-3467
0.3 mg/kg RP-3467 + olaparib
3 mg/kg RP-3467 + olararib

- Highly potent, selective and orally bioavailable Polθ ATPase inhibitor; clean PanLabs safety pharmacology screen
- RP-3467 demonstrated complete regressions in BRCA1/2 null PDX models, also synergy in a PARPi resistance model

REPARE THERAPEUTICS

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Addressing unmet need in critical patient populations PARP-naïve and PARP-treated (Treated Patients US+UK/EU4)* Top Tumors (New Advanced Cases, US+UK/EU4) Tumor type Prevalence of gene of interest PARP-naïve opportunity (1L) PARP-resistant opportunity (2L) Ovarian 7,700 3,500 Castrate-Resistant Prostate 5,100 2,400 HER2- Breast** 2,900 1,600 Pancreatic** 1,700 500 22.7% 8.2% 3.7% 2.6% Other HRD BRCA 2 BRCA 1 * Based on estimated number of drug treated pts in the advanced setting likely to be naïve to PARP inhibitor treatment or previously treated with a PARP inhibitor (CancerMPact®, Patient Metrics, 2022; accessed 9/25/23) and lesion prevalence (TCGA; Riaz, N. et al. Pan-cancer analysis of bi-allelic alterations in homologous recombination DNA repair genes. Nat Commun 8, 857 (2017)). Other HRD gene mutations include: BRIP1, ATM, RAD51B, RAD51C, RAD51D, PALB2, BARD1, CDK12, CHEK1, CHEK2, FANCL, RAD54L. ** Includes germline BRCA1/2 only ~26K among patients with PARP-naïve and PARP-treated tumors

Multiple potential market opportunities for near term milestones Expansion Opportunities to 1L Near Term Opportunity Lun + FOLFIRI 2L+ CRC (FBXW7) Camonsertib 2L+ NSCLC (ATM) Lun + Cam 2L+ Endometrial (CCNE1/FBXW7/PPP2R1A) Lun + Cam 2L+ PROC (CCNE1) Drug Treated Patients Per Year1 (2024 Estimate; US/EU4/UK) 1 Eligible Patients Based On Company Estimates from TCGA and GENIE; Source: Drug Treated patients from CernerEnviza/CancerMpact 40,490

Lunresertib + Debio 0123 combination data Camonsertib monotherapy data in NSCLC Initiate first pivotal trial for lun+cam in 2025 Camonsertib monotherapy expansion to NSCLC in TRESR RP-3467 Ph1 clinical trial initiation  Lunresertib + camonsertib expansion cohort data in ovarian and endometrial in Q4 RP-1664 (PLK4i) clinical trial initiation Lunresertib + Debio 0123 combination Ph1/1b clinical trial initiation Regained camonsertib rights Initial lunresertib + FOLFIRI combination Ph1 data at ESMO GI in June Recent and expected milestones 1H 2024 2H 2024 2025

46 46 Differentiated, proprietary clinical pipeline Lunresertib: First-in-class oral PKMYT1 inhibitor (Phase 1/2) Camonsertib: ATR inhibitor (Phase 1/2) RP-1664: First-in-class selective PLK4 inhibitor (Phase 1) Developing Next-Generation Precision Oncology Medicines Multiple clinical catalysts expected in 2024 Key readouts from ongoing trials New clinical entries (PLK4 and Pol ATPase inhibitors) Proprietary CRISPR- enabled SNIPRx platform Focused on genomic instability and DNA damage repair Clinical trials enriched for patients with tumors carrying a network of synthetic lethal alterations (STEP2) Strong balance sheet Cash and investments of ~$237M1 fund operations to mid-2026 Multiple clinical catalysts in that timeframe 1 As of March 31, 2024.

Insight that enriches. Precision that empowers. Corporate Presentation May 2024